  . October 15, 2020               Dear Fellow Stockholder,    The InvenTrust Board and management team, since the beginning of the COVID‐19, have focused on positioning  the company to successfully weather the pandemic. Some strategies employed include:   protecting the health and wellbeing of our employees;   working with tenants and providing relief while protecting cash flow; and   assessing our corporate policies, including the dividend policy.     Our dividend policy is obviously important to our shareholders. InvenTrust, throughout this crisis, has maintained  the distribution rate and this commitment continues with our October distribution.  Each shareholder of record as of  the close of business on September 30, 2020 will receive $0.019 per share for the third quarter distribution.     The ability of InvenTrust to pay the company’s dividend is a direct result of the strength and resiliency of the  portfolio of assets compiled over the past few years. If you remember, the company went through a significant  restructuring in 2017 through early 2019. Our portfolio of essential retail in Sun‐Belt locations is not only crucial for the  company to pursue a potential liquidity event, but it also puts us in a position to endure any economic disruption, a  thesis that has proven true during this pandemic.     The essential nature of InvenTrust’s open‐air centers have led to a large portion of our tenants remaining open  during this crisis which provides them the financial stability to pay rent. Our rent collection reflects the strength of our  tenants and portfolio with 91% of tenants paying rent in September.     We are very pleased with our rent collections. At these cash‐flow levels, the company is comfortable we will be able  to continue to execute on our distribution strategy. As always, if you have any questions, please call 855‐377‐0510 or  send an email to investorrelations@inventrustproperties.com.     Sincerely,    INVENTRUST PROPERTIES CORP.        Thomas P. McGuinness  President, CEO  Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements.